                                                                    EXHIBIT 99.4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               HSBC BANK USA, N.A.
                                    TRUSTEE

                                  MAY 17, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FICO & DOCUMENTATION

FICO SCORE     FULL DOC.  FULL/ALT DOC.  LIMITED DOC.  LITE DOC. STATED DOC. STREAMLINED  ALL DOCS   WAC   AVG PRIN BAL  CURRENT LTV
----------     ---------  -------------  ------------  ---------------------------------  --------   ---   ------------  -----------
(50 increment)
NOT AVAILABLE
451 TO 500         0.05%       0.00%          0.00%       0.00%     0.01%        0.00%       0.06%  8.108%  118,371.90      76.00%
501 TO 550         3.53%       0.11%          0.67%       0.07%     0.42%        0.00%       4.81%  7.931%  178,606.93      78.03%
551 TO 600         9.39%       0.41%          2.00%       0.56%     2.24%        0.12%      14.72%  7.348%  161,295.84      81.93%
601 TO 650        17.09%       0.25%          5.69%       1.42%     4.64%        7.61%      36.70%  7.070%  172,848.80      83.18%
651 TO 700        10.14%       0.22%          3.36%       1.10%     2.81%        9.60%      27.22%  6.919%  178,369.96      82.95%
701 TO 750         4.99%       0.05%          1.44%       0.40%     1.08%        5.25%      13.21%  6.772%  198,673.82      83.82%
751 TO 800         1.35%       0.00%          0.32%       0.12%     0.48%        0.83%       3.11%  6.590%  185,404.27      82.44%
801 TO 850         0.01%       0.00%          0.03%       0.00%     0.00%        0.14%       0.17%  6.932%  170,179.56      83.92%
                  ------       -----         ------       -----    ------       ------     -------  ------  ----------      ------
TOTAL             46.55%       1.04%         13.51%       3.67%    11.68%       23.54%     100.00%  7.057%  176,090.65      82.74%
                  ======       =====         ======       =====    ======       ======     =======  ======  ==========      ======

LTV & FICO

CURRENT LTV         NA    451-500   501-550   551-600   601-650   651-700   701-750  751-800   801-850     TOTAL    AVG PRIN BAL
-----------         --    -------   -------   -------   -------   -------   -------  -------   -------     -----    ------------
(10 increment)
0.01 TO 10.00      0.00%   0.00%     0.00%      0.00%     0.00%     0.00%     0.00%   0.00%     0.00%       0.00%     33,624.65
10.01 TO 20.00     0.00%   0.00%     0.01%      0.00%     0.03%     0.01%     0.00%   0.02%     0.00%       0.07%    105,089.84
20.01 TO 30.00     0.00%   0.00%     0.00%      0.00%     0.04%     0.03%     0.00%   0.00%     0.00%       0.07%    142,397.65
30.01 TO 40.00     0.00%   0.00%     0.01%      0.06%     0.06%     0.03%     0.00%   0.02%     0.00%       0.19%    125,212.58
40.01 TO 50.00     0.00%   0.00%     0.08%      0.13%     0.16%     0.21%     0.03%   0.03%     0.00%       0.64%    191,339.61
50.01 TO 60.00     0.00%   0.01%     0.34%      0.55%     0.39%     0.19%     0.04%   0.00%     0.00%       1.53%    172,519.64
60.01 TO 70.00     0.00%   0.00%     0.48%      1.26%     1.18%     0.89%     0.33%   0.14%     0.00%       4.28%    224,120.86
70.01 TO 80.00     0.00%   0.03%     1.72%      5.94%    21.27%    17.80%     8.60%   1.93%     0.14%      57.43%    238,159.05
80.01 TO 90.00     0.00%   0.02%     2.01%      4.28%     6.80%     2.85%     1.66%   0.30%     0.00%      17.92%    224,859.17
90.01 TO 100.00    0.00%   0.00%     0.15%      2.49%     6.77%     5.22%     2.55%   0.66%     0.03%      17.87%     83,906.22
                   -----   -----     -----     ------    ------    ------    ------   ------    -----     -------    ----------
TOTAL              0.00%   0.06%     4.81%     14.72%    36.70%    27.22%    13.21%   3.11%     0.17%     100.00%    176,090.65
                   =====   =====     =====     ======    ======    ======    ======   ======    =====     =======    ==========

CURRENT LTV           WAC    GROSS MARGIN   LIMTED DOC   STATED DOC   LITE DOC.   STREAMLINED
-----------           ---    ------------   ----------   ----------   ---------   -----------
(10 increment)
0.01 TO 10.00        5.250           -              -             -     0.000%       0.000%
10.01 TO 20.00       6.525       6.708          0.00%        21.17%      0.00%        0.00%
20.01 TO 30.00       6.630       6.324         43.74%        43.99%      0.00%        0.00%
30.01 TO 40.00       6.642       6.449          0.00%        61.56%      0.00%        0.00%
40.01 TO 50.00       6.612       5.985          8.52%        44.26%      0.00%        0.00%
50.01 TO 60.00       7.025       6.323         10.05%        36.18%      2.35%        0.00%
60.01 TO 70.00       6.614       6.107          8.92%        33.60%      0.00%        3.62%
70.01 TO 80.00       6.525       6.077         12.87%        10.08%      3.93%       31.68%
80.01 TO 90.00       7.030       6.515         16.93%        19.26%      3.81%        0.23%
90.01 TO 100.00      8.929       6.948         13.78%         0.00%      3.93%       28.86%
                     -----       -----         ------        ------      -----       ------
TOTAL                7.057       6.233         13.51%        11.68%      3.68%       23.54%
                     =====       =====         ======        ======      =====       ======

PRIN BALANCE & FICO

PRIN BALANCE            NA    451-500   501-550   551-600   601-650   651-700  701-750  751-800   801-850     TOTAL    CURRENT LTV
------------            --    -------   -------   -------   -------   -------  -------  -------   -------     -----    -----------
(50,000 increments)
1 TO 50,000            0.00%   0.00%     0.04%      0.49%     1.31%     0.81%    0.28%    0.12%     0.00%      3.06%     97.11%
50,001 TO 100,000      0.00%   0.02%     0.46%      1.38%     3.50%     2.86%    1.15%    0.29%     0.03%      9.69%     90.89%
100,001 TO 150,000     0.00%   0.00%     0.74%      2.07%     3.61%     2.65%    1.28%    0.23%     0.00%     10.58%     83.62%
150,001 TO 200,000     0.00%   0.04%     0.85%      1.95%     3.98%     2.32%    1.00%    0.38%     0.00%     10.51%     81.06%
200,001 TO 250,000     0.00%   0.00%     0.62%      2.05%     3.89%     2.98%    1.18%    0.08%     0.03%     10.83%     79.67%
250,001 TO 300,000     0.00%   0.00%     0.72%      1.88%     4.89%     3.23%    1.62%    0.29%     0.07%     12.70%     79.85%
300,001 TO 350,000     0.00%   0.00%     0.38%      1.03%     4.27%     3.08%    0.92%    0.58%     0.04%     10.30%     81.33%
350,001 TO 400,000     0.00%   0.00%     0.47%      1.08%     3.72%     2.71%    1.51%    0.14%     0.00%      9.63%     81.47%
400,001 TO 450,000     0.00%   0.00%     0.21%      1.04%     1.74%     1.63%    1.08%    0.17%     0.00%      5.88%     82.47%
450,001 TO 500,000     0.00%   0.00%     0.18%      0.80%     1.89%     1.40%    0.92%    0.30%     0.00%      5.50%     82.43%
500,001 TO 550,000     0.00%   0.00%     0.07%      0.47%     1.08%     0.81%    1.08%    0.20%     0.00%      3.70%     81.88%
550,001 TO 600,000     0.00%   0.00%     0.07%      0.23%     1.04%     0.89%    0.66%    0.00%     0.00%      2.88%     81.77%
600,001 TO 650,000     0.00%   0.00%     0.00%      0.16%     0.64%     1.37%    0.32%    0.24%     0.00%      2.73%     80.64%
650,001 TO 700,000     0.00%   0.00%     0.00%      0.00%     0.26%     0.09%    0.00%    0.00%     0.00%      0.35%     83.31%
700,001 TO 750,000     0.00%   0.00%     0.00%      0.09%     0.65%     0.10%    0.10%    0.09%     0.00%      1.02%     81.64%
750,001 TO 800,000     0.00%   0.00%     0.00%      0.00%     0.10%     0.20%    0.00%    0.00%     0.00%      0.30%     74.98%
800,001 TO 850,000     0.00%   0.00%     0.00%      0.00%     0.11%     0.11%    0.10%    0.00%     0.00%      0.32%     84.82%
                       -----   -----     -----     ------    ------    ------   ------    -----     -----    -------     ------
TOTAL:                 0.00%   0.06%     4.81%     14.72%    36.70%    27.22%   13.21%    3.11%     0.17%    100.00%     82.74%
                       =====   =====     =====     ======    ======    ======   ======    =====     =====    =======     ======

PRIN BALANCE               WAC    GROSS MARGIN   LIMTED DOC  STATED DOC   LITE DOC.   STREAMLINED
------------               ---    ------------   ----------  ----------   ---------   -----------
(50,000 increments)
1 TO 50,000               9.971       6.976          5.46%        2.43%      2.12%       31.65%
50,001 TO 100,000         8.869       6.701         10.17%        3.95%      3.49%       30.71%
100,001 TO 150,000        7.568       6.346         10.76%        7.80%      2.84%       23.19%
150,001 TO 200,000        7.044       6.413         11.71%       14.35%      2.31%       17.22%
200,001 TO 250,000        6.708       6.299          9.63%       14.19%      2.12%       23.98%
250,001 TO 300,000        6.632       6.201         11.93%       15.44%      3.02%       25.07%
300,001 TO 350,000        6.538       6.150         14.71%       14.27%      6.90%       23.53%
350,001 TO 400,000        6.576       6.194         15.89%       13.10%      5.00%       26.13%
400,001 TO 450,000        6.673       6.166         20.47%       11.18%      6.37%       26.09%
450,001 TO 500,000        6.546       6.110         19.12%       13.40%      3.42%       25.28%
500,001 TO 550,000        6.460       6.101         19.97%        9.14%      3.72%       29.23%
550,001 TO 600,000        6.460       6.192         17.96%       15.16%      7.73%       10.16%
600,001 TO 650,000        6.423       5.961         14.58%       17.90%      0.00%       11.59%
650,001 TO 700,000        6.165       6.103          0.00%        0.00%      0.00%        0.00%
700,001 TO 750,000        6.165       5.733         36.81%        0.00%      0.00%        0.00%
750,001 TO 800,000        5.853       5.405         32.14%        0.00%      0.00%        0.00%
800,001 TO 850,000        6.237       5.998          0.00%        0.00%      0.00%        0.00%
                          -----       -----         ------       ------      -----       ------
TOTAL:                    7.057       6.233         13.51%       11.68%      3.68%       23.54%
                          =====       =====         ======       ======      =====       ======

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM     NA    451-500  501-550  551-600  601-650  651-700  701-750   751-800   801-850   TOTAL   CURRENT LTV
-----------------------     --    -------  -------  -------  -------  -------  -------   -------   -------   -----   -----------
(whatever increments)
0                         0.00%    0.02%    1.31%     4.35%    9.72%    7.29%    3.82%     0.80%     0.00%    27.31%    83.79%
12                        0.00%    0.00%    0.11%     0.63%    1.78%    1.46%    0.76%     0.13%     0.00%     4.87%    81.50%
24                        0.00%    0.04%    3.03%     8.88%   22.79%   16.63%    7.94%     1.92%     0.17%    61.41%    82.61%
36                        0.00%    0.00%    0.35%     0.86%    2.41%    1.84%    0.69%     0.26%     0.00%     6.41%    80.54%
                          -----    -----    -----    ------   ------   ------   ------     -----     -----   -------    ------
TOTAL:                    0.00%    0.06%    4.81%    14.72%   36.70%   27.22%   13.21%     3.11%     0.17%   100.00%    82.74%
                          =====    =====    =====    ======   ======   ======   ======     =====     =====   =======    ======


PREPAYMENT PENALTY TERM     WAC    GROSS MARGIN    AVG PRIN BAL  LIMTED DOC  STATED DOC   LITE DOC.  STREAMLINED
-----------------------     ---    ------------    ------------  ----------  ----------   ---------  -----------
(whatever increments)
0                          7.453       6.243        154,339.38      10.49%      14.44%       2.93%      27.52%
12                         6.967       6.287        218,239.70      12.82%      17.83%       6.88%      19.07%
24                         6.873       6.224        189,805.43      14.79%       9.68%       3.82%      23.27%
36                         7.204       6.278        142,212.19      14.64%      14.42%       3.05%      12.62%
                           -----       -----        ----------      ------      ------       -----      ------
TOTAL:                     7.057       6.233        176,090.65      13.51%      11.68%       3.68%      23.54%
                           =====       =====        ==========      ======      ======       =====      ======

MORTG RATES & FICO


MORTG RATES          NA     451-500  501-550  551-600  601-650  651-700  701-750  751-800   801-850   TOTAL    CURRENT LTV
-----------          --     -------  -------  -------  -------  -------  -------  -------   -------   -----    -----------
(50 bps increment)
4.001 TO 4.500      0.00%    0.00%     0.00%    0.00%    0.04%    0.00%    0.00%    0.00%     0.00%     0.04%     79.79%
4.501 TO 5.000      0.00%    0.00%     0.00%    0.00%    0.12%    0.14%    0.25%    0.00%     0.00%     0.51%     78.34%
5.001 TO 5.500      0.00%    0.00%     0.00%    0.28%    1.43%    1.63%    0.96%    0.35%     0.00%     4.65%     77.99%
5.501 TO 6.000      0.00%    0.00%     0.07%    1.10%    6.13%    5.81%    3.33%    0.87%     0.07%    17.39%     79.75%
6.001 TO 6.500      0.00%    0.00%     0.30%    2.62%    8.23%    6.26%    2.65%    0.73%     0.03%    20.83%     80.17%
6.501 TO 7.000      0.00%    0.00%     0.46%    3.05%    8.51%    5.70%    2.35%    0.53%     0.04%    20.65%     80.25%
7.001 TO 7.500      0.00%    0.00%     0.79%    2.48%    3.99%    2.14%    1.07%    0.15%     0.00%    10.63%     82.25%
7.501 TO 8.000      0.00%    0.03%     1.35%    2.56%    2.73%    1.48%    0.65%    0.13%     0.00%     8.93%     82.71%
8.001 TO 8.500      0.00%    0.02%     0.46%    0.80%    1.01%    0.45%    0.70%    0.14%     0.01%     3.59%     87.79%
8.501 TO 9.000      0.00%    0.01%     0.90%    0.51%    0.48%    0.69%    0.24%    0.00%     0.00%     2.83%     89.19%
9.001 TO 9.500      0.00%    0.00%     0.24%    0.30%    0.42%    0.71%    0.37%    0.10%     0.01%     2.14%     94.95%
9.501 TO 10.000     0.00%    0.00%     0.15%    0.33%    1.18%    0.92%    0.45%    0.07%     0.02%     3.13%     98.42%
10.001 TO 10.500    0.00%    0.00%     0.04%    0.07%    0.79%    0.43%    0.16%    0.02%     0.00%     1.50%     98.86%
10.501 TO 11.000    0.00%    0.00%     0.02%    0.36%    1.08%    0.66%    0.03%    0.01%     0.00%     2.16%     98.97%
11.001 TO 11.500    0.00%    0.00%     0.01%    0.23%    0.20%    0.17%    0.00%    0.00%     0.00%     0.61%     98.58%
11.501 TO 12.000    0.00%    0.00%     0.00%    0.01%    0.26%    0.03%    0.00%    0.00%     0.00%     0.30%     98.99%
12.001 TO 12.500    0.00%    0.00%     0.00%    0.00%    0.05%    0.01%    0.00%    0.00%     0.00%     0.06%     99.68%
12.501 TO 13.000    0.00%    0.00%     0.00%    0.00%    0.05%    0.01%    0.00%    0.00%     0.00%     0.06%     98.99%
                    -----    -----     -----   ------   ------   ------   ------    -----     -----   -------     ------
TOTAL:              0.00%    0.06%     4.81%   14.72%   36.70%   27.22%   13.21%    3.11%     0.17%   100.00%     82.74%
                    =====    =====     =====   ======   ======   ======   ======    =====     =====   =======     ======


MORTG RATES              WAC     GROSS MARGIN  AVG PRIN BAL   LIMTED DOC   STATED DOC  LITE DOC.  STREAMLINED
-----------              ---     ------------  ------------   ----------   ----------  ---------  -----------
(50 bps increment)
4.001 TO 4.500           4.500       7.0000     336,310.25        0.00%        0.00%      0.00%       0.00%
4.501 TO 5.000           4.915       5.2394     397,532.50       33.68%        0.00%      0.00%       0.00%
5.001 TO 5.500           5.384       5.3536     295,295.61       21.60%        1.86%      3.81%       6.26%
5.501 TO 6.000           5.853       5.6683     279,255.75       20.15%        7.83%      4.64%       9.74%
6.001 TO 6.500           6.328       6.0618     263,051.92       13.87%       12.18%      3.60%      21.26%
6.501 TO 7.000           6.808       6.3257     233,517.87       11.50%       15.75%      4.17%      30.02%
7.001 TO 7.500           7.307       6.6595     207,824.94        8.77%       17.38%      1.78%      30.33%
7.501 TO 8.000           7.786       6.9305     185,321.78        7.33%       20.00%      2.52%      27.27%
8.001 TO 8.500           8.275       7.3068     119,568.98       13.03%       13.53%      6.44%      14.27%
8.501 TO 9.000           8.809       7.5321     106,203.23       10.55%        3.28%      3.20%      18.77%
9.001 TO 9.500           9.375       7.7237      81,062.68       17.11%        3.86%      2.18%      27.07%
9.501 TO 10.000          9.901       8.2806      57,481.34       11.78%        1.12%      4.70%      40.37%
10.001 TO 10.500        10.372       8.1521      59,235.10       11.12%        2.60%      3.79%      47.69%
10.501 TO 11.000        10.859       8.0000      59,195.65       13.45%        2.50%      2.88%      47.58%
11.001 TO 11.500        11.349            -      41,346.03        3.21%        1.94%      2.27%      51.29%
11.501 TO 12.000        11.950            -      58,933.55        1.29%        3.16%      6.32%      85.59%
12.001 TO 12.500        12.330            -      40,540.87        0.00%        0.00%      0.00%      68.16%
12.501 TO 13.000        12.859            -      61,519.99        0.00%        0.00%      0.00%      60.91%
                       -------       ------     ----------       ------       ------      -----      ------
TOTAL:                 7.05698       6.2333     176,090.65       13.51%       11.68%      3.68%      23.54%
                       =======       ======     ==========       ======       ======      =====      ======

MORTG RATES & LTV

MORTG RATES          LTV 0-10   LTV 11-20   21-30   31-40    41-50   51-60   61-70     71-80     81-90    91-100     TOTAL
(50 bps increment)
4.001 TO 4.500          0.00%      0.00%     0.00%   0.00%   0.00%   0.00%    0.00%    0.04%     0.00%     0.00%      0.04%
4.501 TO 5.000          0.00%      0.00%     0.00%   0.00%   0.00%   0.00%    0.12%    0.35%     0.04%     0.00%      0.51%
5.001 TO 5.500          0.00%      0.00%     0.00%   0.02%   0.09%   0.05%    0.33%    3.81%     0.29%     0.06%      4.65%
5.501 TO 6.000          0.00%      0.02%     0.02%   0.04%   0.06%   0.05%    0.56%   14.00%     2.38%     0.25%     17.39%
6.001 TO 6.500          0.00%      0.03%     0.00%   0.02%   0.07%   0.43%    1.30%   13.88%     3.95%     1.16%     20.83%
6.501 TO 7.000          0.00%      0.01%     0.04%   0.04%   0.29%   0.43%    0.97%   13.65%     3.44%     1.77%     20.65%
7.001 TO 7.500          0.00%      0.00%     0.00%   0.04%   0.10%   0.16%    0.33%    5.73%     2.96%     1.30%     10.63%
7.501 TO 8.000          0.00%      0.00%     0.01%   0.02%   0.00%   0.25%    0.49%    3.98%     2.84%     1.33%      8.93%
8.001 TO 8.500          0.00%      0.00%     0.00%   0.01%   0.03%   0.06%    0.07%    0.96%     0.85%     1.59%      3.59%
8.501 TO 9.000          0.00%      0.01%     0.00%   0.00%   0.00%   0.03%    0.08%    0.76%     0.59%     1.36%      2.83%
9.001 TO 9.500          0.00%      0.00%     0.00%   0.00%   0.00%   0.05%    0.02%    0.17%     0.18%     1.71%      2.14%
9.501 TO 10.000         0.00%      0.00%     0.00%   0.00%   0.00%   0.00%    0.00%    0.06%     0.20%     2.88%      3.13%
10.001 TO 10.500        0.00%      0.00%     0.00%   0.00%   0.00%   0.00%    0.01%    0.00%     0.07%     1.42%      1.50%
10.501 TO 11.000        0.00%      0.00%     0.00%   0.00%   0.00%   0.00%    0.00%    0.03%     0.08%     2.05%      2.16%
11.001 TO 11.500        0.00%      0.00%     0.00%   0.00%   0.00%   0.00%    0.00%    0.01%     0.03%     0.57%      0.61%
11.501 TO 12.000        0.00%      0.00%     0.00%   0.00%   0.00%   0.00%    0.00%    0.00%     0.01%     0.29%      0.30%
12.001 TO 12.500        0.00%      0.00%     0.00%   0.00%   0.00%   0.00%    0.00%    0.00%     0.00%     0.06%      0.06%
12.501 TO 13.000        0.00%      0.00%     0.00%   0.00%   0.00%   0.00%    0.00%    0.00%     0.00%     0.06%      0.06%
                        -----      -----     -----   -----   -----   -----    -----   ------    ------    ------    -------
TOTAL:                  0.00%      0.07%     0.07%   0.19%   0.64%   1.53%    4.28%   57.43%    17.92%    17.87%    100.00%
                        =====      =====     =====   =====   =====   =====    =====   ======    ======    ======    =======

MORTG RATES            AVG FICO   GROSS MARGIN   AVG PRIN BAL   LIMTED DOC   STATED DOC   LITE DOC.  STREAMLINED
(50 bps increment)
4.001 TO 4.500          608.000        7.000      336,310.25         0.00%        0.00%      0.00%       0.00%
4.501 TO 5.000          685.930        5.239      397,532.50        33.68%        0.00%      0.00%       0.00%
5.001 TO 5.500          670.640        5.354      295,295.61        21.60%        1.86%      3.81%       6.26%
5.501 TO 6.000          665.230        5.668      279,255.75        20.15%        7.83%      4.64%       9.74%
6.001 TO 6.500          651.170        6.062      263,051.92        13.87%       12.18%      3.60%      21.26%
6.501 TO 7.000          645.640        6.326      233,517.87        11.50%       15.75%      4.17%      30.02%
7.001 TO 7.500          628.840        6.659      207,824.94         8.77%       17.38%      1.78%      30.33%
7.501 TO 8.000          611.370        6.930      185,321.78         7.33%       20.00%      2.52%      27.27%
8.001 TO 8.500          631.510        7.307      119,568.98        13.03%       13.53%      6.44%      14.27%
8.501 TO 9.000          604.870        7.532      106,203.23        10.55%        3.28%      3.20%      18.77%
9.001 TO 9.500          647.760        7.724       81,062.68        17.11%        3.86%      2.18%      27.07%
9.501 TO 10.000         649.430        8.281       57,481.34        11.78%        1.12%      4.70%      40.37%
10.001 TO 10.500        648.360        8.152       59,235.10        11.12%        2.60%      3.79%      47.69%
10.501 TO 11.000        630.250        8.000       59,195.65        13.45%        2.50%      2.88%      47.58%
11.001 TO 11.500        621.920            -       41,346.03         3.21%        1.94%      2.27%      51.29%
11.501 TO 12.000        630.390            -       58,933.55         1.29%        3.16%      6.32%      85.59%
12.001 TO 12.500        623.580            -       40,540.87         0.00%        0.00%      0.00%      68.16%
12.501 TO 13.000        618.840            -       61,519.99         0.00%        0.00%      0.00%      60.91%
                        -------        -----      ----------        ------       ------      -----      ------
TOTAL:                  644.700        6.233      176,090.65        13.51%       11.68%      3.68%      23.54%
                        =======        =====      ==========        ======       ======      =====      ======